                                                                     EXHIBIT 10


                         REGISTRATION RIGHTS AGREEMENT

                 THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 11, 1994, by and between Sara Lee Corporation, a Maryland corporation ("SLC"), and Steven B. Sandler, Arthur B. Sandler and Sheri C. Sandler (each, a "Selling Securityholder," and together, the "Selling Securityholders").

                 WHEREAS, the Selling Securityholders will receive a number of shares (the "Shares") of common stock, par value $1.33-1/3 per share, of SLC at the Closing pursuant to an Agreement and Plan of Reorganization dated the date hereof in exchange for their stock in L. M. Sandler & Sons, Incorporated (the "Acquisition Agreement");

                 WHEREAS, in order to induce the Selling Securityholders to enter into the Acquisition Agreement, SLC is entering into this Agreement to provide certain registration rights relating to the Shares;

                 NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto hereby agree as follows:

                 1. Definitions. As used herein the following terms have the following meanings:

                 Acquisition Agreement:  As defined in the recitals hereto.

                 Closing:  As defined in the Acquisition Agreement.

                 Commission:  Securities and Exchange Commission.

                 Prohibited Actions:  As defined in Section 5.

                 Provided Information:  As defined in Section 5.

                 Registrable Securities: (i) The Shares and (ii) any securities issued or issuable with respect to any Shares by way of a conversion, exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization or reorganization or otherwise.

                 Registration Statement:  As defined in Section 2(a).

                 Securities Act:  Securities Act of 1933, as amended.

                 Selling Securityholder:  As defined in the preamble hereto.

                 Shares:  As defined in the recitals hereto.

                 SLC:  As defined in the preamble hereto.

                 S-4 Registration Statement: As defined in Section 8S(i) of the Acquisition Agreement.

                 2.               Registration.

                 (a) S-3 Registration Statement. In the event that any of the Shares are not issued under an effective S-4 Registration Statement, SLC shall file, within 30 days after delivery to SLC by one or more Selling Securityholders of the information set forth in Section 3(b), but subject to the limitations set forth herein, a registration statement on Form S-3 (the "Registration Statement") under the Securities Act with the Commission, covering up to the total number of Registrable Securities held by such Selling Securityholder(s) and will use its reasonable best efforts to cause the Registration Statement promptly to be declared effective, and thereafter, but subject to the limitations set forth herein, to keep it effective, amended and supplemented, if necessary, until the second anniversary of the Closing or until the end of such shorter period which terminates when all of the Registrable Securities have been sold.

                 (b) Cost and Expenses of Registration. SLC agrees to bear all costs and expenses incurred in connection with the Registration Statement,
including filing fees, printing expenses, and   the fees and disbursements of
counsel and of independent public accountants and other experts of SLC, but excluding commissions and expenses, brokerage fees, transfer taxes applicable to the registration and sale of the Registrable Securities and the fees and disbursements of counsel to and any accountants or other experts for the Selling Securityholders.

                 (c) Limitations on Obligations. The parties agree that SLC's obligation to use reasonable best efforts set forth in the third to last
sentence of Section 8S(i) of the Acquisition    Agreement shall not require SLC
to agree to any amendment, modification or rescission and re-execution of the Acquisition Agreement or any other agreement contemplated thereby. In the event that the Selling Securityholders make the election contemplated in the first sentence of Section 8S of the Acquisition Agreement, and the Shares have not been registered at the time of their issuance, SLC shall have no obligations under Section 2(a) unless the Selling Securityholders shall have reimbursed SLC for all fees, costs and expenses (including costs attributable to time and resources devoted by in-house counsel) reasonably incurred by SLC in the preparation, filing and SEC review of the S-4 Registration Statement. SLC will, promptly but in no event later than 15 days following the Closing Date, provide the Selling Securityholders with an invoice in reasonable detail for such fees, costs and expenses.

                 3.  Additional Conditions to Registration.

                 (a) Conditions to Registration. The obligations of SLC set forth in Section 2 are, with respect to each Selling Securityholder, subject to each of the following limitations, conditions and qualifications:

                 (i) such Selling Securityholder shall have provided to SLC in writing the information required by Section 3(b), and

                 (ii) each Selling Securityholder shall only be permitted to make sales of Registrable Securities under the Registration Statement during (A) the ten business days beginning on the second business day following the date on which SLC files a Quarterly Report on Form 10-Q or its Annual Report on Form 10-K ("Normal Selling Periods") and (B) any period during which a registration statement covering sales by other securityholders of SLC is effective and such other securityholders are making sales thereunder or are entitled to make sales thereunder without obtaining the prior consent of SLC ("Additional Selling Periods" and together with Normal Selling Periods, "Selling Periods"). SLC shall not be required to monitor or advise the Selling Securityholders of the existence of Additional Selling Periods, provided that SLC shall promptly respond to any inquiry from the Selling Secuityholders as to whether an Additional Selling Period is in effect as of the date of such inquiry and the following ten business days and, if no Additional Selling Period is in effect on the date of such inquiry, but an Additional Selling Period becomes effective within ten business days following the date of such inquiry, SLC shall promptly notify the Selling Securityholders thereof. All sales made by the Selling Securityholders under the Registration Statement shall be made as if the volume restrictions of Rule 144 applied (i.e., sales of Registrable Securities under the Registration Statement during any calendar quarter shall not exceed the permissible number calculated in accordance with Rule 144(e)).

                 (b) Covenants of the Selling Securityholders. Each Selling Securityholder agrees that he or she will, (1) at least ten business days in advance of any Selling Period during which a Selling Securityholder wishes to sell any Registrable Securities, furnish SLC with modifications, if any, to the following information in writing: (i) his or her full name, (ii) the nature of any position, office, or other material relationship which such Selling Securityholder has had with SLC within the three preceding years, or if none, a statement to such effect, (iii) the number of Registrable Securities held by such Selling Securityholder, (iv) if less than all, the number of Registrable Securities held by such Selling Securityholder to be included in the Registration Statement and (v) subject to the following sentence, the manner and circumstances in which, and any brokers or dealers by or through whom, such Selling Securityholder will offer for sale his or her Registrable Securities included in the Registration Statement, and (2) promptly following the request of SLC, furnish SLC in writing with any information with respect to such Selling Securityholder and his or her intended disposition of his or her Registrable Securities which is required in connection with the Registration Statement under any federal or state securities law or regulation or which is reasonably requested by SLC. The distribution of the Registrable Securities by the Selling Securityholders shall be effected from time to time directly or by one or more broker-dealers or agents, in one or more transactions (which may involve crosses and block transactions) on the New York Stock Exchange, the Pacific Stock Exchange, the Midwest Stock Exchange, the Amsterdam Stock Exchange, the Bourse de Basel, the Bourse de Geneva, the Bourse de Zurich, the

International Stock Exchange of the United Kingdom and the Republic of Ireland and the Bourse de Paris or other exchanges on which the Registrable Securities are listed, pursuant to and in accordance with the rules of such exchanges, in the over-the-counter market or in negotiated transactions at prices related to such prevailing market prices or at negotiated prices. In order to comply with state securities laws, if applicable, the Registrable Securities will be sold in such jurisdictions only through registered or licensed brokers or dealers. If required under the law of any state, the Registrable Securities may not be sold in such state unless the Registrable Securities have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

          4.  Registration Procedures.

          (a) Notice to Counsel. Before filing the Regis-tration Statement or any amendments thereto (which for the purposes hereof shall be deemed to exclude documents incorporated by reference), SLC will furnish to the counsel selected by the Selling Securityholders copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and SLC will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Selling Securityholders.

          (b) Furnishing of Prospectuses. SLC will at its expense (i) furnish to the Selling Securityholders (or such brokers or dealers as they may
designate) such number of conformed copies of   the Registration Statement and
of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements (including each to be completed prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Selling Securityholders may reasonably request in order to effect the offering and sale of the Registrable Securities, and (ii) if required, qualify Registrable Securities under applicable securities laws of any United States jurisdiction as the Selling Securityholders may reasonably request, provided that SLC shall not be required to qualify to do business in any jurisdiction in which it is not then qualified.

          5. Indemnification by SLC. SLC agrees to indemnify and hold harmless the Selling Securityholders, each other person who participates in the offering or sale of Registrable Securities and may thereby be deemed an underwriter (to the extent that such person is deemed an underwriter for purposes of the Securities Act) with respect to such offering or sale (a "Statutory Underwriter"), and each other person or entity, if any, who controls any such Selling Securityholder or Statutory Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against all losses, claims, damages, liabilities and expenses (collectively, "Losses") (including reasonable costs of investigation and legal expenses and related disbursements incurred by any Selling Securityholder, Statutory Underwriter or control person in connection with investigating, defending or otherwise participating in any action or proceeding, whether commenced or threatened in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement covering any Registrable Securities or any prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein (in the case of any prospectus, in the light of the circumstances under which it was made) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of or are based upon any such untrue statement or omission or allegation thereof made in any such Registration Statement, prospectus, amendment or supplement or preliminary prospectus in reliance on and in conformity with written information furnished to SLC by or on behalf of a Selling Securityholder expressly for use therein or other written information with respect to a Selling Securityholder expressly confirmed by such Selling Securityholder in writing as being true and correct (collectively, "Provided Information"); provided, however, that SLC shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made (x) in any preliminary prospectus if (i) a Selling Securityholder (or its agent) failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities to the person asserting such Loss who purchased such Registrable Securities which are the subject thereof and (ii) the prospectus would have corrected such untrue statement or omission or alleged untrue statement or alleged omission; (y) in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and if having previously been furnished by or on behalf of SLC with copies of the prospectus as so amended or supplemented, a Selling Securityholder thereafter fails to deliver such prospectus as so amended or supplemented at least one business day, prior to the sale of Registrable Securities to the person asserting such Loss who purchases such Registrable Securities which are the subject thereof or (z) in the prospectus, if such Loss arises in connection with an offer or sale of Registrable Securities by a Selling Securityholder in breach of the terms of this Agreement; and further provided that SLC shall not be liable to the extent that any such Loss arises out of or is based on the failure of any Selling Securityholder (or its agents) to satisfy applicable prospectus delivery requirements (the circumstances described in this and the preceding proviso under which indemnification is not available to the Selling Securityholders being hereinafter referred to together as "Prohibited Actions"). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Selling Securityholder, Statutory Underwriter or control person and shall survive the transfer of any Registrable Securities by the Selling Securityholders.

                 If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against the Selling Securityholders in respect of which indemnity may be properly sought from SLC, the Selling Securityholders shall promptly notify SLC in writing; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Agreement, except to the extent the indemnifying party is actually prejudiced by such failure to give notice. SLC shall assume the defense of any such action or proceeding, including the employment of nationally recognized counsel chosen by SLC, and the payment of all expenses. The Selling Securityholders shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel (following the assumption of defense by SLC) shall be at the expense of the Selling Securityholders unless (a) SLC has agreed to pay such fees and expenses or (b) SLC shall have failed to assume the defense of such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Selling Securityholders and SLC, and the Selling Securityholders shall have been advised in writing by counsel that there are one or more legal defenses available to the Selling Securityholders which are materially different from or additional to those available to SLC (in which case, if the Selling Securityholders notify SLC in writing that they are entitled and elect to employ separate counsel at the expense of SLC, SLC shall not have the right to assume the defense of such action or proceeding on behalf of the Selling Securityholders, it being understood, however, that SLC shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Selling Securityholders, which firm shall be of nationally recognized standing and shall be designated in writing by the Selling Securityholders). SLC shall not be liable for any settlement of any such action or proceedings affected without its written consent, which consent will not be unreasonably withheld, but if settled with its written consent, or if there be a final unappealable judgment for the plaintiff in any such action or proceeding, SLC agrees, as provided in the preceding paragraph, to indemnify and hold harmless the Selling Securityholders from and against any Loss by reason of such settlement or judgment.

          6. Indemnification by the Selling Security-holders. The Selling Securityholders jointly and severally agree to indemnify and hold harmless SLC, its directors and officers and each person, if any, who controls SLC within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity (but disregarding the provisos contained in the first paragraph thereof) from SLC to the Selling Securityholders, but only to the extent any Losses incurred by SLC or any other indemnified person arise out of Provided Information, Prohibited Action or any breach of this Agreement by a Selling Securityholder. In case any action or proceeding shall be brought against SLC or its directors or officers or any such controlling person in respect of which indemnity may be properly sought from the Selling Securityholders, the Selling Securityholders shall have the rights and duties given SLC and SLC or its directors or officers or such controlling person shall have the rights and duties given to the Selling Securityholders by the preceding paragraph.

          7. Contribution. If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 5 or 6 hereof (other than by reason of exceptions provided in those Sections) in respect of
any Losses, then each applicable indemnifying   party, in lieu of indemnifying
such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses (a) in such proportion as is appropriate to reflect the relative fault of SLC on the one hand and the Selling Securityholders on the other or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault referred to in clause (a) above, but also the relative benefit received by SLC on the one hand and the Selling Securityholders on the other, as well as any other relevant equitable considerations. The relative fault of SLC on the one hand and of the Selling Securityholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by SLC or Provided Information and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or alleged statement or omission or alleged omission and whether the Loss arises in connection with a Prohibited Action or a breach of this Agreement. The amount paid or payable by a party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 5, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8. Blue Sky. The Registrable Securities shall be qualified for sale under applicable securities laws of such jurisdictions as the Selling Securityholders reasonably request, and SLC agrees to so qualify the Registrable Securities concurrently with the registration of the Registrable Securities under the Securities Act.

          9. Delay Periods. Upon receipt of any notice from SLC of the happening of any event which requires the making of any changes in the Registration Statement or related Prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein not misleading, the Selling Securityholders will forthwith discontinue disposition of Registrable Securities until receipt of the copies of the appropriately supplemented or amended Prospectus, or until they are advised in writing by SLC that the use of the Prospectus may be resumed, which supplement or amendment shall be furnished as promptly as practicable. To the extent that sales of Registrable Securities during a Normal Selling Period are prohibited pursuant to this Section, SLC shall make available to the Selling Securityholders another Selling Period, consisting of the same number of days as the number of days during which sales were so prohibited, as soon as practicable thereafter. In addition, SLC shall have the right to refuse use of the Registration Statement (a "Delay Period") for a reasonable length of time and from time to time, if its Senior Management Committee determines, in view of the advisability (as determined by the Senior Management Committee in its good faith business judgment) of deferring public disclosure of material corporate developments or other information, that use of the Registration Statement and the disclosures required to be made therein would not be in the best interests of SLC at such time, provided that there shall not be more than two Delay Periods in any calendar year. SLC shall use its reasonable efforts to minimize the length of any Delay Period. SLC shall provide written notice to the Selling Securityholders of the beginning and end of each Delay Period.

          10. Notice of Large Sales. The Selling Securityholders will give SLC telephonic notice prior to any offers or sales of more than 250,000 Registrable Securities, in a single transaction or series of related transactions.

          11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the

State of Delaware without giving effect to its conflict of laws provisions.

          12. Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior statements, agreements, whether oral or written, by either party or by any officer, employee or representative of either party.

          13. Third Parties. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns any rights or remedies under or by reason of this Agreement.

          14. Severability. If any provision of this Agreement shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

          15. Notice; Delivery of Prospectuses. All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of delivery thereof if by hand or upon receipt if sent by mail (registered or certified mail, postage prepaid, return receipt requested) or upon transmission if sent by telex or facsimile transmission or on the business day after delivery to a nationally recognized overnight delivery service, addressed: (i) if to SLC, to its office at Three First National Plaza, Chicago, Illinois 60602 (Attention: General Counsel), or (ii) if to the Selling Securityholders, to the address(es) of the Selling Securityholders set forth in the Acquisition Agreement, it being agreed that notice as herein provided shall be deemed notice to all Selling Securityholders or (iii) to such other address as SLC or the Selling Securityholders, as the case may be, shall have designated by notice similarly given. The delivery of prospectuses by SLC to the Selling Securityholders shall be deemed to have been made if delivered in any manner in which notice may be given in accordance with the terms of this Section.

                             *     *     *     *

                 IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the day first above written.


                                     SARA LEE CORPORATION


                                     By:  /S/ FLOYD G. HOFFMAN
                                         ---------------------------
                                     Its:  VICE PRESIDENT
                                          --------------------------


                                     SELLING SECURITYHOLDERS

                                      /S/ STEVEN B. SANDLER
                                     ------------------------------
                                     Steven B. Sandler

                                      /S/ ARTHUR B. SANDLER
                                     ------------------------------
                                     Arthur B. Sandler

                                      /S/ SHERI C. SANDLER
                                     ------------------------------
                                     Sheri C. Sandler